UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: January 19, 2005
(Date of earliest event reported)

Clarion Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24690 (Commission File No.)	91-1407411 (IRS Employer Identification No.)

38 West Fulton, Suite 300 Grand Rapids, Michigan (Address of Principal Executive Offices)	49503 (Zip Code)

616-233-6680
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Effective as of December 31, 2004, the Company granted 3,000 stock options to each of its directors under the terms of the Company's 1999 Stock Incentive Plan, which is incorporated herein by reference to the Company's Form 10-KSB for the year ended December 31, 1999 (Commission File No. 0-24690). The stock options were granted at an exercise price of $0.29, vesting one year from the date of grant and expiring ten years from the date of grant. A total of 21,000 options were granted. The form of Stock Option Agreement to be used for these grants, as well as future grants under the 1999 Stock Incentive Plan, is filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(c)         Exhibits

10.1       Form of Stock Option Agreement

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 19, 2005	CLARION TECHNOLOGIES, INC. By: /s/ Edmund Walsh —————————————— Edmund Walsh Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Stock Option Agreement

EXHIBIT 10.1

FORM OF
CLARION TECHNOLOGIES, INC. 1999 STOCK INCENTIVE PLAN
STOCK OPTION AGREEMENT

        OPTION AGREEMENT made this _____ day of _______________, 200___, between CLARION TECHNOLOGIES, INC. (the “Company”) and ____________________, a non-employee director of the Company (the “Director”), pursuant to the Clarion Technologies, Inc. 1999 Stock Incentive Plan (the “Plan”).

      IT IS AGREED AS FOLLOWS:

        1.        Grant of Option. Pursuant to the Plan, the Company hereby grants to the Director the option to purchase 3,000 shares of the Company’s common stock, par value $.001 per share, on the terms and conditions herein set forth (the “Option”).

        2.        Purchase Price. The purchase price of the shares covered by this Option shall be $_____ per share. The “Committee” (provided for in Article 3 of the Plan) has determined that such price represents one hundred percent (100%) of the fair market value of a share of the Company’s common stock on this date.

        3.        Term of Option. The term of this Option shall be for a period of ten years from the date of this Option Agreement, subject to earlier termination as provided in subsequent paragraphs of this Option Agreement.

        4.        Service. Director agrees to continue to serve as a director of the Company for the lesser of at least twelve (12) months from the date of the grant of the option or for the remainder of such Director’s term as a director of the Company. Director’s service shall nevertheless be at the pleasure of the shareholders and the Board of Directors, and this Option Agreement shall not impose on the Company, the shareholders or the Board of Directors any obligation to retain the Director for any period.

        5.        Exercise of Option. One Hundred percent (100%) of this Option shall vest and be exercisable on _______________, _____. This Option may be exercised at any time subsequent to vesting during the term of this Option, by written notice to the Company. The notice shall state the number of shares with respect to which the Option is being exercised, shall be signed by the person exercising this Option, and shall be accompanied by payment of the full purchase price of the shares. This Option Agreement shall be submitted to the Company with the notice for purposes of recording the shares being purchased, if exercised in part, or for purposes of cancellation if all shares then subject to this Option are being purchased. In the event this Option shall be exercised pursuant to paragraph 8(b) hereof by any person other than the Director, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. Payment of the purchase price shall be made by cash, check, bank draft, or money order, payable to the order of the Company. Upon exercise of all or a portion of this Option, the Company shall issue to the Director a stock certificate representing the number of shares with respect to which this Option was exercised or shall cause an entry to be made to the Director’s account maintained by the Company’s transfer agent.

        6.        Tax Withholding. The exercise of this Option may be subject to the satisfaction of withholding tax or other withholding liabilities under federal, state and local laws in connection with such exercise or the delivery or purchase of shares pursuant hereto. The exercise of this Option shall not be effective unless applicable withholding shall have been effected or obtained in the following manner or in any other manner acceptable to the Committee. Unless otherwise provided by the Committee, the Director shall satisfy any such withholding tax obligation by tendering a payment in cash, check, bank draft, or money order payable to the order of the Company.

        7.        Transferability of Option. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, unless approved by the Committee in its sole discretion, no right or interest of Director in this Option prior to the vesting or exercise of this Option will be assignable or transferable, or subjected to any lien, during the lifetime of Director, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. Director may, however, designate a beneficiary to receive this Option upon Director’s death, and in the event of a Director’s death exercise of this Option (to the extent permitted pursuant to Section 11 of the Plan) may be made by Director’s legal representatives, heirs and legatees.

        8.           Termination of Service as Director.

        (a)        Termination of Service for any Reason Other than Death. In the event Director shall cease to serve the Company as a director for any reason other than such Director’s death, each option held by Director shall remain exercisable, subject to prior expiration according to its terms and other limitations imposed by the Plan, for a period of one (1) year following Director’s cessation of service as a director of the Company. If Director dies after such cessation of service, Director’s options shall be exercisable in accordance with Section 8(b) hereof.

        (b)        Termination of Service for Death. If Director ceases to be a director by reason of death, each option held by Director shall, to the extent rights to purchase shares under the option have been accrued at the time of death and have not been fully exercised, be exercisable, in whole or in part, by the personal representative of Director’s estate or by any person or persons who have acquired the option directly from Director by bequest or inheritance during the shorter of the following periods: (i) the term of the option, or (ii) a period of one (1) year from the death of Director. If an optionee dies during the extended exercise period following cessation of service specified in Section 8(a) above, such option may be exercised any time within the longer of such extended period or one (1) year after death, subject to the prior expiration of the term of the option.

        9.        Changes in Capital Structure. The number of shares covered by this Option, and the price per share, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from any combination of shares or the payment of a stock dividend on the Company’s common stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

        If the Company shall be the surviving corporation in any merger or consolidation, or if the Company is merged into a wholly owned subsidiary solely for purposes of changing the Company’s state of incorporation, this Option shall pertain to and apply to the securities to which a holder of the same number of shares as are then subject to this Option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, except as above provided or in Section 10, shall cause this Option to terminate, provided that the Director shall in such event have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise this Option in whole or in part.

        In the event of a change in the common stock of the Company as presently constituted, which is limited to a change of all its authorized shares into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares subject to this Option.

        Except as expressly provided in this paragraph 9, the Director shall have no rights by reason of: (i) any subdivision or combination of shares of stock of any class; (ii) the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class; or (iii) any dissolution, liquidation, merger or consolidation or spinoff of assets or stock of another corporation. Except as provided in this paragraph 9, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to this Option.

        The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

        10.        Change in Control.

        10.1        Definition. For purposes of this Section 10, a “Change in Control” of the Company will mean the following:

        (a)        the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

        (c)        any person becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)), directly or indirectly, of (i) 20% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 10.2 below), or (ii) 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

        (d)        a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) 50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

(e) the Continuity Directors cease for any reason to constitute at least a majority of the Board; or

        (f)        any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement.

        10.2        Continuity Directors. For purposes of this Section 10, “Continuity Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

        10.3        Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion at any time after the grant of this Option, if this Option has been outstanding for at least six months, it will become immediately exercisable in full and will remain exercisable for the remainder of its term, regardless of whether the Director remains in the service of the Company or any Subsidiary.

        10.4        Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, without the consent of the Director, may determine that the Director will receive, with respect to some or all of the shares of Common Stock subject to this Option, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of this Option.

        10.5        Limitation on Change in Control Payments. Notwithstanding anything in Section 10.3 or 10.4 of the Plan to the contrary, if, with respect to the Director, the acceleration of the vesting of this Option as provided in Section 10.3 or the payment of cash in exchange for all or part of this Option as provided in Section 10.4 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that the Director has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to the Director pursuant to Section 10.3 or 10.4 of the Plan will be reduced to the largest amount as will result in no portion of such “payments”being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if the Director is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will be reduced, that the Director will have the discretion to determine which “payments” will be reduced, that such “payments” will not be reduced or that such “payments” will be “grossed up” for tax purposes), then this Section 10.5 will not apply, and any “payments” to the Director pursuant to Section 10.3 or 10.4 of the Plan will be treated as “payments” arising under such separate agreement.

        11.        Rights as a Shareholder. Neither the Director nor a transferee of this Option shall have any rights as a shareholder with respect to any shares covered hereby until Director shall have become the holder of record of such shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date on which Director shall have become the holder of record thereof, except as provided in paragraph 9 hereof.

        12.        Modification, Extension and Renewal. Subject to the terms and conditions and within the limitations of the Plan, the Committee, subject to approval of the Board of Directors, may modify or renew this Option, or accept its surrender (to the extent not theretofore exercised) and authorize the granting of a new option or options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification shall, without the consent of the Director, alter or impair any rights or obligations hereunder.

        13.        Postponement of Delivery of Shares and Representations. The Company, in its discretion, may postpone the issuance and/or delivery of shares upon any exercise of this Option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any person exercising this Option to make such representations, including a representation that it is the Director’s intention to acquire shares for investment and not with a view to distribution thereof, and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations. In such event, no shares shall be issued to such holder unless and until the Company is satisfied with the accuracy of any such representations.

        14.        Subject to Plan. This Option is subject to the terms and provisions of the Plan. If any inconsistency exists between the provisions of this Option Agreement and the Plan, the Plan shall govern.

        IN WITNESS WHEREOF, this Option Agreement has been executed the date first above written.

CLARION TECHNOLOGIES, INC. By: —————————————— Edmund Walsh, Treasurer DIRECTOR ——————————————

RECORD OF EXERCISE

Date	Number of Shares	Price Per Share	Shares Subject to Option After Exercise